Goodwill and Intangible Assets Disclosure: Schedule of Intangible Assets and Goodwill (Tables)	3 Months Ended
Nov. 30, 2017
Tables/Schedules
Schedule of Intangible Assets and Goodwill

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen years. Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.

	November 30, 2017	August 31, 2017
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(491,505)	(468,961)
Intangible Assets Net	$ 1,090,087	$ 1,112,631